UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 11, 2014 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Suite 720, 789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2

(Address of principal executive offices) (Zip Code)

(604) 669-6227
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01 Results of Operations and Financial Condition

On February 11, 2014, NOVAGOLD Resources Inc. (“we” or the “Company”) issued a press release announcing our financial results for the fiscal year and fourth quarter ended November 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.01 is incorporated herein by reference.

We transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”).  We are filing this Current Report on Form 8-K to amend our unaudited condensed consolidated interim financial statements for (i) the three months ended February 28, 2013, (i) the three and six months ended May 30, 2013 and (iii) the three and nine months ended August 31, 2013 (collectively, the “2013 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP.  The original 2013 Interim Financial Statements were filed on Forms 6-K on April 10, 2013, July 10, 2013 and October 9, 2013, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2013 Interim Financial Statement.  These amended unaudited condensed consolidated interim financial statements supersede the Company’s original 2013 Interim Financial Statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 11, 2014 issued by NOVAGOLD Resources Inc.
99.2	Condensed Consolidated Interim Financial Statements for the three months ended February 28, 2013
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended May 30, 2013
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended August 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2014	NOVAGOLD RESOURCES INC.

	By:	/s/ David Ottewell
David Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 11, 2014 issued by NOVAGOLD Resources Inc.
99.2	Condensed Consolidated Interim Financial Statements for the three months ended February 28, 2013
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended May 30, 2013
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended August 31, 2013